SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2003

BSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17177	16-1327860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58-68 Exchange Street, Binghamton, New York 13901

(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 779-2525

Not Applicable

(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 23, 2003.

99.2	Text of management’s presentation during analyst conference call held January 24, 2003.

Item 9.    Regulation FD Disclosure.

On January 23, 2003, BSB Bancorp, Inc. (“BSB Bancorp”) issued a press release describing its results of operations for the fourth quarter and full-year 2002. That press release is filed as Exhibit 99.1 to this report. On January 24, 2003, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed the results of its fourth quarter and the year ended 2002. The text of management’s presentation for that call is filed as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSB BANCORP, INC. (Registrant) /S/ LARRY G. DENNISTON Larry G. Denniston Senior Vice President and Corporate Secretary

Date: January 24, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 23, 2003.

99.2	Text of management’s presentation during analyst conference call held January 24, 2003.